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Exhibit 10.12
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
BETWEEN
OFG BANCORP
AND
JOSÉ RAFAEL FERNÁNDEZ

This Second Amendment to Employment

Agreement (the “Amendment”) is made
and entered into

on the 26th

day of February,

2020 (the “Effective

Date”), by
and between OFG BANCORP
, a financial

holding company that

has its principal
office in

San Juan,

Puerto Rico

(the “Company”),

and
JOSÉ RAFAEL

FERNÁNDEZ

(the “President and CEO” or “Mr. Fernández”).

WITNESSETH:

  WHEREAS
, Mr.

Fernández has

been an

executive officer

of the

Company since
June 1991, is presently

the Company’s President,

Chief Executive Officer,

and
Vice Chairperson of

the Board of

Directors, and the

retention of his

services
for and

on behalf

of the

Company is

of material

importance to

the preservation
and enhancement of the value of the Company's business;

  WHEREAS
, the

Company and

the President

and CEO

have entered

into an
Employment Agreement

dated February

28, 2018

(the “Employment

Agreement”),
which is now in

effect, and wish to

enter into this Amendment

and intend that
this Amendment shall

become effective on

the Effective Date,

subject to the
final approval

of this

Amendment by the

Board of

Directors of

the Company,
and amend the Employment Agreement;

  NOW THEREFORE
, in

consideration of

the mutual

covenants herein

set forth,
the Company and the President and CEO do hereby agree as

follows:

1.

Section 3.2

of the

Employment Agreement

is hereby

amended in

its entirety
to read as follows:

3.2 Bonus.

The Compensation Committee shall set for the

President and

CEO an

annual target

bonus based

on a

percentage of

his annual

base salary
as may

be earned by

him under

the Company’s non

-equity incentive bonus
plan (the “Incentive Bonus”).

The bonus shall be

due and payable on or
before March 31 of

each contract year of

this Agreement commencing with
the bonus

corresponding to

calendar year

2019 due

and payable

on or before
March 31, 2020.

2.

Section 5.2(b)

of the

Employment Agreement

is hereby

amended in

its
entirety to read as follows:

The Compensation Committee shall

consider in each contract

year of this
Agreement granting

the President

and CEO

additional incentive
compensation under

the Company’s

equity-based compensation

plan, as
approved by the Compensation

Committee, up to an

annual amount equal to
a percentage, to

be determined by

the Compensation Committee

from time to
time, of his

annual base salary.

The incentive compensation

grants to the
President and CEO

shall be made

on or before

March 31 of

each contract
year of this

Agreement commencing with

the year 2017.

As long as

he is in
compliance with the

requirements of the

Company’s Stock

Ownership Policy,
with respect to

any incentive compensation

award granted to

him by

the
Compensation Committee, the

President and CEO

shall have

the option

of
electing to receive the award in deferred cash equivalents.

3.

The Employment Agreement, as amended

by this Amendment, constitutes the
entire agreement and understanding

between the parties

hereto with respect

to
the subject

matter thereof

and hereof

and, as

of the

Effective Date,

supersedes
all prior agreements

and understandings,

whether written

or oral, relating

to
such subject

matter.

This Amendment

to the

Employment Agreement shall

be
effective as of

the Effective Date subject

to the approval

and ratification
of this

Amendment by

the Board

of Directors

of the Company.

For the

avoidance
of doubt,

nothing in

the Employment

Agreement or

this Amendment

limits, expands
or otherwise

amends the

terms of

the Change

in Control

Compensation Agreement.

4.

This Amendment

may be

executed in

one or

more counterparts,

each of

which
shall be deemed an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS

WHEREOF
, the

parties have duly

executed and delivered

this
Agreement in San Juan, Puerto Rico, as of the date

first above written.

PRESIDENT AND CEO

/s/José Rafael Fernández

José Rafael Fernández

OFG BANCORP

By: Compensation

Committee of the

Board of Directors

By:

/s/Jorge Colón Gerena

Jorge Colón Gerena

Chairman – Compensation Committee